EXH10-5
                              COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


THIS AGREEMENT, made as of this _2nd of August, 1990, by and between AUTOMATED LIGHT TECHNOLOGIES, INC., a Connecticut corporation with an office at 176 Bolton Road, Vernon, Connecticut ("Assignor") and CONNECTICUT INNOVATIONS INCORPORATED, a corporation constituted a quasi-public instrumentality of the State of Connecticut with an office at 845 Brook Street, Rocky Hill, Connecticut, 06067 ("CII").

WHEREAS, Assignor has executed and delivered to CII a promissory note in the principal amount of $300,000.00 (the "Note"), pursuant to a certain loan agreement between Assignor and CII dated August 2, 1990 (the "Loan Agreement"); and

WHEREAS, in order to induce CII to execute and deliver the Loan Agreement and to make the loan and as security for the performance by Assignor of its duties under the Note, the Loan Agreement and other documents executed in connection therewith, Assignor has agreed to assign to CII certain patent, trademark and copyright rights and to grant to CII a security interest therein.

NOW THEREFORE, in consideration of the premises and the agreements contained herein, Assignor hereby agrees with CII as follows:

         1.  To  secure  the  complete  and  timely  performance  of  Assignor's responsibilities under the Note, the Loan Agreement and other documents delivered in connection therewith, Assignor hereby rants, assigns and conveys to CII its entire right, title and interest in and to the patents, trademarks, copyrights and intellectual property or licenses thereto listed in Schedule A attached hereto, including without limitation all proceeds thereof, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and all improvements thereon (collectively called the "Rights") and all future patents, trademarks, copyrights and intellectual property which may be obtained by Assignor and acquired or created by Assignor after the date hereof ("After Acquired Rights"). For the purposes of this Agreement the term "intellectual property" shall mean all creations, inventions and ideas developed, created, acquired or obtained by Assignor during such time as the Note is outstanding whether or not such items are patentable, patented, trademarkable, trademarked, copyrightable or copyrighted.

         2.       Assignor covenants and warrants:

               a. the Rights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part

               b. to the best of Assignor's knowledge, each of the Rights is valid and enforceable and Assignor has notified CII in writing of all prior acts with respect to the Rights (including public uses and sales) of which it is aware:

               c. Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the rights, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants not to sue; and

               d. Assignor has the unqualified right to enter into this Agreement and perform its terms and has entered into written agreements with each of its employees, agents and consultants which will enable it to comply with the covenants herein contained.

Assignor agrees that, until all of the liabilities under the Note and the Loan Agreement have been satisfied in full, it will not enter into any agreement which is inconsistent with Assignor's obligations hereunder without CII's prior written consent, which consent shall not be unreasonably withheld.

         3. If, before all liabilities under the Note shall have been satisfied in full, Assignor shall become entitled to the benefit of any patent, trademark or copyright application or patent, trademark or copyright for reissue, division, continuation, renewal, extension or continuation-in-part of any Right or any After Acquired Right or any improvement on any Right or any After Acquired Right, Assignor shall give CII prompt notice of the same and the provisions of Paragraph 1 shall apply thereto.

         4. If Assignor has not filed a formal application for any of the Rights or After Acquired Rights within three months of the date hereof or if any such application lists the inventor, owner, product, trademark or copyright by a name different from that set forth on Schedule A, then Assignor agrees to execute, if necessary, a separate agreement for such Right or After Acquired Right at the time such application is filed.

         5. Assignor hereby authorizes CII to modify this Agreement by amending Schedule A to include any reissues, divisions, continuations, renewals, extensions and continuations-in-part of any Rights, After Acquired Rights and any improvements thereon.

         6. Unless and until there shall have occurred an event of default as defined in the Loan Agreement or the Note, CII hereby grants to Assignor the exclusive, nontransferable right and license to make, have made, use and sell the inventions, trademarks and copyrights disclosed and claimed in the Rights and After Acquired Rights for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicenses under the license granted herein without the prior written consent of CII, which consent shall not be unreasonably withheld.

         7. If any event of default under the Loan Agreement, Note or any other document executed in connection with the loan shall have occurred and not be cured within any applicable cure period or extended period as permitted by CII, Assignor's license of the Rights and After Acquired Rights as set forth in Paragraph 6 shall terminate forthwith, and CII shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Rights and After Acquired Rights may be located and, without limiting the generality of the foregoing, CII may, without demand for performance, immediately sell, assign, lease or otherwise dispose of the Rights, the After Acquired Rights or any part thereof, either at public or private sale acceptable to CII, all at CII's sole option and as it, in its sole discretion, may deem advisable. CII will give Assignor reasonable notice of the time and place of any public sale or the time after which any private sale or other intended disposition will be made. The requirement of reasonable notice shall be met if such notice is mailed to Assignor at least fifteen (15) business days before the time of the sale or disposition. After deducting from the proceeds of sale or other disposition of the Rights and After Acquired Rights all expenses (including all reasonable expenses for brokers' fees and legal services), CII shall apply the residue of such proceeds towards the payment of the Note. Any remainder of the proceeds after payment in full of the Note shall be paid over to the Assignor. At any such sale or other disposition of the Rights and After Acquired Rights, any holder of the Note or CII may, to the extent permitted under applicable law, purchase the whole or any part of the Rights and After Acquired Rights, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

         8. At such time as Assignor shall completely satisfy all of the liabilities under the Note, CII shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the Rights and After Acquired Rights, subject to any disposition thereof which may have been made by CII pursuant hereto.

         9. Any and all fees, costs and expenses, of whatever kind and nature, including reasonable attorneys' fees and legal expenses, incurred by CII in connection with the preparation of this Agreement and all other documents relating hereto and the consumation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining, preserving the Rights and After Acquired Rights or in defending or prosecuting any actions or proceedings arising out of or related to the Rights and After Acquired Rights, shall be borne and paid by Assignor on demand by CII and until so paid shall be added to the principal amount of the Note and shall bear interest at the rate set forth in the Note.

         10. Assignor shall have the duty, through counsel reasonably acceptable to CII, to prosecute diligently any application of the Rights and After Acquired Rights pending as of the date hereof or thereafter until the Note has been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent, trademark and copyright applications and patents, trademarks and copyrights of the Rights and After Acquired Rights Any expenses incurred in connection with such an application and/or preservation or maintenance of the Rights and After Acquired Rights shall be borne by Assignor. The Assignor shall not abandon any right to any patent, trademark or copyright or intellectual property, any patent, trademark, copyright application or to file a patent, trademark or copyright application or extension, division, continuation, renewal, reissue, continuation-in-part or improvement thereof without the consent of CII, which consent shall not be unreasonably withheld.

         11. CII shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Rights, After Acquired Rights and any license thereunder, in which event Assignor shall at the request of CII do any and all lawful acts and execute any and all proper documents required by CII in aid of such enforcement. Assignor shall promptly, upon demand, reimburse and indemnify CII for all costs and expenses incurred by CII in the exercise of its rights hereunder. In the event that CII does not exercise its right to bring suit to enforce the Rights, After Acquired Rights and any license thereunder, then Assignor shall have the duty, through counsel reasonably acceptable to CII, to bring suit to enforce the Rights, After Acquired Rights and any license thereunder .

         12. No course of dealing between Assignor and CII, nor any failure to exercise, nor any delay in exercising, on the part of CII, any right, power or privilege hereunder or under the Loan Agreement or Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         13. All of CII's rights and remedies with respect to the Rights and After Acquired Rights, whether established hereby or by the Loan Agreement or Note, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         14. The provisions of this Agreement are severable, and if any clause shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         15. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

         16. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. CII agrees that, unless Assignor 18 in default under the loan made by CII to Assignor as of the date hereof and such loan has been accelerated by CII, it shall not have the right to assign this Agreement to a competitor of Assignor. For the purposes hereof, a "competitor of Assignor" shall be any person or entity that develops, manufactures or markets systems for the monitoring of or the locating of breaks and damages in fiber optic and/or copper lines or any other system or systems currently or in the future developed, manufactured or marketed by Assignor.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals as of the _____ day of August, 1990.


                                    AUTOMATED LIGHT TECHNOLOGIES, INC.

                                    By:______________________________
                                       MOHD A. ASLAMI
                                       Its President
                                       Duly Authorized


                                    CONNECTICUT INNOVATIONS
                                    INCORPORATED

                                    By:_____________________________
                                       DAVID C. DRIVER
                                       Its Executive Director
                                       Duly authorized

STATE OF CONNECTICUT)
                    ) ss. at Hartford
COUNTY OF HARTFORD  )

The foregoing was acknowledged before me, the undersigned officer, this 2nd day of August, 1990 by Mohd A. Aslami, President of Automated Light Technologies, Inc., a corporation, on behalf of the corporation.



                                                -------------------------------
                                                Commissioner of the Superior
                                                Court/Notary Public



STATE OF CONNECTICUT)
                    ) ss. at Rocky Hill
COUNTY OF HARTFORD  )

The foregoing was acknowledged before me, the undersigned officer, this _____ day of August, 1990 by David C. Driver Executive Director of Connecticut Innovations Incorporated, a corporation, on behalf of the corporation.




                                                -------------------------------
                                                Commissioner of the Superior
                                                Court/Notary Public

                                   SCHEDULE A



I.       PATENTS

         A.       CABLE MONITORING SYSTEM PATENTS

         l.       Original Patents

                  a. U.S. Patent Number 4,480,251
                  b. U.K. Patent Number GB 2082406B

         2.       Cable Failure Detection System

                  a. U.S. Patent Application Number 512,318 - Filed 4/20/90
                  b. U.S. Patent Application Number 339,967 - Filed 4/19/89
                  c. U.S. Patent Application Number 175,251 - Filed 3/30/88
                  d. Filings of Patents of Confirmation

         B.       LONG RANGE FAULT LOCATOR PATENT FILINGS

         1.       Resistive Fault Location Means & Device for Use on
                  Electrical Cables

                  a. U.S. Patent Application Number 07/293,288 - Filed 1/4/89
                  b. European Patent Application EP 0372191 A2
                  c. British Preliminary Patent Application
                  d. Japanese Patent Application Number PA-05440

II.      TRADEMARKS

         A.       "FLOODHOUND" - Registration Number 1,485,151